$33.0B

total economic benefits

$13.3B

personal income including wages and benefits, with **$6.7 billion** for construction workers

$4.2B

tax revenues (**$1.4 billion** state/local and **$2.8 billion** federal)

178.5M

hours of on-site union construction work created

194.2K

total jobs generated across communities

117.1K

housing and healthcare units nationwide, with **67% affordable**

“	By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey

President, North America’s Building Trades Unions

Trustee, AFL-CIO Housing Investment Trust

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY
JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Asbestos and insulation	1,136	2,285,990
Boilermakers	841	1,693,160
Bricklayers (including tile setters)	5,857	11,784,420
Carpenters	16,063	32,376,710
Cement Masons	3,370	6,714,410
Electrical Workers	13,378	26,910,870
Elevator Constructors	533	1,070,270
Ironworkers	2,596	5,223,360
Laborers	11,330	22,788,270
Operating Engineers	3,138	6,310,990
Other	6,602	13,277,890
Painters	7,054	14,190,160
Plumbers	9,772	19,656,520
Roofers	2,962	5,960,730
Sheet Metal Workers	2,774	5,581,210
Teamsters	1,350	2,714,970
Grand Total	88,756	178,539,930

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.